                                                                     Exhibit 10g



                               SUBLEASE AGREEMENT
                               ------------------

     THIS SUBLEASE AGREEMENT (the "Sublease") is entered into as of the 8th day of October 1998, by and between FirstMerit Bank, N.A., a national banking association (the "Bank"), and Great Lakes Bank, a Ohio Corporation (the "Lessee")


                                  WITNESSETH:

     WHEREAS, the Bank has heretofore entered into that certain Lease with LAKELAND REALTY II LTD (the "Landlord") dated December 15, 1998 (the "Lease") whereby the Bank agreed to lease from the Landlord certain premises located at 4012 Erie Street Willoughby, Ohio (the "Premises"); and

     WHEREAS, the Lessee desires to sublease a portion of said Premises from the Bank.

     NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:


                                   ARTICLE I
                                   ---------
                    DEMISE, DESCRIPTION, USE, TERM, AND RENT
                    ----------------------------------------

     The Bank hereby subleases to Lessee, and Lessee hereby subleases from the Bank, Lakeland Realty II Ltd. comprised of approximately 1,920 square feet, as more further described in Exhibit A attached hereto and made a part hereof (the "Leased Premises"), to be used only for office purposes and uses normally incident thereto and for no other purpose, for the term of *Sixty (60) months commencing on Regulatory Approval and ending on Year 2004, for the annual rental of $30,000., payable as specified in Article 2.


                                   ARTICLE 2
                                   ---------
                                      RENT
                                      ----

     Lessee shall pay to the Bank the aggregate amount of $150,000 as rent for the Leased Premises during the term hereof, in equal monthly installments of $2,500 each. All such sums are due and payable in advance on the first day of each and every calendar month during such term, commencing Reg. Approval, at the main office of the Bank at 106 S. Main St., Suite 400, Akron, OH 44308, or at such other place as the Bank may designate in writing. All payments shall be without set off or deduction, except as otherwise expressly provided herein. Lessee shall also be liable for its pro rata share of all common area and utility expenses, real estate taxes, and insurance ("Operating Expenses"). Operating Expenses shall be determined and paid by Lessee in accordance with the terms of the Lease.


*OPT FOR ADD 5 YEAR INCREASE BY CPI

                                   ARTICLE 3
                                   ---------
                                   THE LEASE
                                   ---------

     All of the terms and provisions of the Lease are incorporated by reference as if fully rewritten herein, and Lessee shall be entitled to all of the benefits, and subject to all of the conditions and obligations of, the Bank as lessee under the Lease, except as otherwise provided herein.


                                   ARTICLE 4
                                   ---------
                           INSURANCE AND RISK OF LOSS
                           --------------------------

     4.1. (a) All personal property belonging to the Lessee or to any other person, located in or about the Leased Premises or the surrounding building and premises, shall be at the sole risk of the Lessee or such other person, and neither the Landlord, the Bank nor their agents shall be liable for the theft or misappropriation thereof, or for any damage or injury thereto, or for any damage or injury to the Lessee or other persons or to any of their respective property caused by fire, water, snow, frost, steam, heat, cold, dampness, falling plaster, sewers or sewage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring or equipment or fixtures of any kind, or of any other extended coverage perils, or by any act or neglect of any other tenant or occupant of the building, or of any other person or caused in any manner whatsoever.

     Lessee shall, during the entire term of the Sublease, carry and keep or cause to be kept in force, at its expense, insurance for personal injury and property damage liability (public liability insurance) upon the Leased Premises in the amount of at least $500,000 per occurrence and $1,000,000 in the aggregate, and will provide a Certificate of Insurance to the Bank within thirty
(30) days after the execution of this Sublease and within thirty (30) days of each renewal date of said insurance. It is further agreed that no cancellation or material change in the Lessee's policies shall become effective except upon thirty (30) days prior written notice to the Bank.

         (b) The Lessee will protect, indemnify and save harmless the Landlord and the Bank from all losses, costs or damages sustained by reason of any act or other occurrence causing injury or harm to any person or property whatsoever, resulting directly or indirectly from the Lessee's use of the Leased Premises or any part thereof.

     4.2 If Lessee shall fail to secure or maintain insurance as required by
Section 4.1, above, at any time during the term hereof, the Bank shall be permitted, but not required, to obtain such insurance in Lessee's name or as the agent of Lessee and shall be compensated by Lessee for the cost thereof.

     4.3 If the Leased Premises or the building in which it is situated become untenantable due to fire, flood or other casualty, and if the Landlord terminates the Lease, then this Sublease shall terminate and rent shall be abated for the unexpired portion of this Sublease, effective as of the date of such termination. If the Landlord does not terminate the Lease, but undertakes to repair, restore or rehabilitate the building or the Leased Premises, the rent payable hereunder during said period shall not be abated.

                                   ARTICLES 5
                                   ----------
                               WASTE AND NUISANCE
                               ------------------

     Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises, nor shall it maintain, commit, or permit the maintenance or commission of any nuisance on the Leased Premises or use the Leased Premises for any unlawful purpose.


                                   ARTICLE 6
                                   ---------
                         POSSESSION AND QUIET ENJOYMENT
                         ------------------------------

     6.1 The Bank shall, on the commencement date of the term of this Sublease as hereinabove set forth, place Lessee in possession of the Leased Premises and shall secure Lessee in the quiet enjoyment thereof against all persons lawfully claiming the same under the Bank during the entire Sublease term.

     6.2 This Sublease shall be subordinate, at the option of the Landlord, to any mortgages placed by the Landlord upon the building or land of which of the Leased Premises is a part, or the underlying leasehold interest. Lessee agrees to execute a subordination agreement in the format requested.

     6.3 During the entire term hereof, Lessee shall remain in possession of the Leased Premises and operate its business therefrom during regular working hours.


                                   ARTICLE 7
                                   ---------
                            MODIFICATION OF SUBLEASE
                            ------------------------

     In the event that any future mortgagee of the Bank or Landlord requires that certain modifications be made to this Sublease, Lessee agrees to execute any and all documents reasonably necessary to effect such modifications; provided, however, that nothing contained in this Article 7 shall be construed as Lessee's agreement to a modification which in any way (i) increases Lessee's financial obligations hereunder including, but not limited to, rent; (ii) affects the size or location of the Leased Premises; or (iii) prevents Lessee from deriving any of the material benefits of this Sublease.


                                   ARTICLE 8
                                   ---------
                          SURRENDER OF LEASED PREMISES
                          ----------------------------

     8.1 Lessee shall, without demand therefor and at its own cost and expense, within ten (10) days after the expiration or sooner termination of the term hereof, remove all property belonging to the Lessee and all alterations, additions, or improvements, and fixtures which by the terms of the Lease the Lessee is permitted to remove, repair all damage to the Leased Premises caused by such removal, and restore the Leased Premises to the condition it was in prior to the installation of the property so removed. Any property not so removed shall be deemed to have been abandoned by Lessee and may be retained or disposed of by the Bank or the Landlord, as applicable.

     8.2 Lessee agrees to and shall, on the expiration or sooner termination of the term hereof, promptly surrender and deliver the Leased Premises to Bank without demand therefor in good condition, ordinary wear and tear and damage by the elements, fire, or act of God, or by other cause beyond the reasonable control of Lessee, excepted.


                                   ARTICLE 9
                                   ---------
                                  CONDEMNATION
                                  ------------

     If during the term of this Sublease the Leased Premises should be taken for any public or quasi-public use under any law, ordinance, or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this sublease shall terminate and the rent shall be abated during the unexpired portion of this Sublease, effective as of the date of the taking of the Leased Premises by the condemning authority. Lessee agrees that the Bank shall have all rights to any leasehold interest in the event of any condemnation, and Lessee hereby assigns to the Bank all of its right, title and interest to any such award. Lessee shall, however, be entitled to claim, prove and receive in such condemnation proceedings such award as may be allowed for fixtures and other equipment installed by it but only if such award shall be in addition to the award for the land and building (or portion thereof) containing the Leased Premises.


                                   ARTICLE 10
                                   ----------
                                OPTION TO RENEW
                                ---------------

     Lessee's option to renew shall be subject to the Lease.


                                   ARTICLE 11
                                   ----------
                             DEFAULTS AND REMEDIES
                             ---------------------

     If Lessee shall allow the rent to be in arrears more than five (5) days after written notice of such delinquency is given to Lessee, or shall remain in default under any other condition of this Sublease for a period of thirty (30) days after written notice from the Bank, or shall remain in default under the terms of the Lease beyond any applicable grace period set forth therein, or should any person other than Lessee secure possession of the Leased Premises, or any part thereof, by reason of any receivership, bankruptcy proceedings, or other operation of law in any manner whatsoever, the Bank may, at its option, without notice to Lessee, terminate this Sublease or, in the alternative, the Bank may re-enter and take possession of the Leased Premises and remove all persons and property therefrom, without being deemed guilty of any manner of trespass, and re-let the Leased Premises or any part thereof for all or any part of the remainder of said term to a party satisfactory to the Bank and the Landlord, and at such monthly rental as the Bank may with reasonable diligence be able to secure. Should the Bank be unable to re-let, or should such monthly rental be less than the rental Lessee was obligated to pay under this Sublease, plus the expense of re-letting, then Lessee shall pay the amount of such deficiency to the Bank within ten (10) days of demand therefor. The Bank shall have no duty to mitigate damages hereunder.

         It is expressly agreed that in the event of default by Lessee hereunder, the Bank shall have a lien upon all goods, chattels, or personal property of any description belonging to Lessee which are placed in, or become a part of, the Leased Premises, as security for rent due and to become due for the remainder of the term hereof, which lien shall not be in lieu of or in any way affect any statutory lessor's lien given by law, but shall be cumulative thereto; and Lessee hereby grants to the Bank a security interest in all such personal property placed in the Leased Premises for such purposes. This shall not prevent the sale by Lessee of any merchandise in the ordinary course of business free of such lien of the Bank. In the event the Bank exercises the option to terminate this Sublease, re-enter and occupy or re-let the Leased Premises as provided in the preceding paragraph, then the Bank may take possession of all of Lessee's property on the Leased Premises and sell the same at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such prices and terms as the Bank deems best, with or without having the property present at such sale.

     The proceeds of such sale shall be applied first to the necessary and proper expense of removing, storing, and selling such property, then to the payment of any rent due or to become due under this Sublease, with the balance, if any, to be paid to Lessee.

     All rights and remedies of the Bank under this Sublease shall be cumulative, and none shall exclude any other right or remedy at law. Such rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.


                                   ARTICLE 12
                                   ----------
                                   INSPECTION
                                   ----------

     Lessee shall permit the Bank, the Landlord, and their agents to enter into and upon the Leased Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to the building.


                                   ARTICLE 13
                                   ----------
                            ASSIGNMENT AND SUBLEASE
                            -----------------------

     Lessee shall not assign or convey this Sublease or any interest hereunder; allow any transfer hereof or any lien upon the Lessee's interest by operation of law; sublet the Leased Premises or any part thereof; or permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Lessee.


                                   ARTICLE 14
                                   ----------
                                 MISCELLANEOUS
                                 -------------

     14.1 All notices to be given under this Sublease shall be given by certified or registered mail, return receipt requested, addressed to the proper party as follows:

Bank:   FirstMerit Bank, N.A.
        106 S. Main St.
        Suite 400
        Akron, Ohio 44308
        c/o Real Estate Management

Lessee: GREAT LAKES BANK
        7001 Center Street
        Mentor, Ohio  44060


     14.2 This Sublease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns when permitted hereby.

     14.3 This Sublease shall be construed under and in accordance with the laws of the State of Ohio.

     14.4 In case any one or more of the provisions contained in this Sublease shall for any reason be held to be invalid, illegal, or unenforceable, no other provision hereof shall be affected thereby and this Sublease shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14.5 This Sublease constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter hereof.

     14.6 No amendment, modification, or alteration of the terms hereof shall be binding unless the same shall be in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

     14.7 The rights and remedies provided by this Sublease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise.

     14.8 No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Sublease shall be deemed to be a waiver of any other breach of the same or any other term, condition or covenant contained herein.

     14.9 In the event the Bank or Lessee breaches any of the terms of this Sublease whereby the party not in default employs attorneys to protect or enforce its rights hereunder and prevails, then the defaulting party agrees to pay the other party reasonable attorneys' fees so incurred by such other party.

     14.10 Neither the Bank nor the Lessee shall be required to perform any term, condition, or covenant in this Sublease so long as such performance is delayed or prevented by any acts of God, strikes, lock-outs, material or labor restrictions by any governmental authority, civil riot, floods, or any other cause not reasonable within the control of the Bank or the Lessee and which by the exercise of due diligence such party is unable, in whole or in part, to prevent or overcome.

     14.11 Time is of the essence of this Sublease.



     IN WITNESS WHEREOF, the Bank and the Lessee have caused this Sublease to be executed by their duly authorized representatives as of the day and year first written above.


Signed and acknowledged
in the presence of:                    FirstMerit Bank, N.A.

/s/ Paula L. Branson                   By: /s/ Don Whaley
---------------------------------          -----------------------------

---------------------------------      Title: V.P.
                                              --------------------------


                                       GREAT LAKES BANK
                                       ---------------------------------
/s/ Christine Hartog                   By: /s/ Richard T. Flenner Jr.
---------------------------------          -----------------------------
/s/ Debra Noble
---------------------------------      Title: PRESIDENT
                                              --------------------------


STATE OF OHIO        )
                     ) SS:
COUNTY OF SUMMIT
          ------

     The foregoing instrument was acknowledged before me this 15th day of December, 1998 by __________________, the ____________ of _________________,
a _______________________________, on behalf of the ________________________.



STATE OF OHIO        )
                     ) SS:
COUNTY OF SUMMIT     )
          ------

     The foregoing instrument was acknowledged before me this 15th day of December, 1998 by Don Whaley, the Vice President of FirstMerit Bank, N.A., a national banking association, on behalf of such bank.

                                       /s/ Paula L. Branson
                                       Paula L. Branson
                                       Notary Public, State of Ohio
                                       My Commission Expires Aug. 29, 1999

                                    CONSENT
                                    -------

         The undersigned, _____________________________, being the landlord under that certain Lease dated as of___________________, hereby consents and approves of the Sublease of the _________________________ leased thereunder by FirstMerit Bank, N.A. to

Signed in the presence of: ______________________________________


_________________________________      By: __________________________________

_________________________________      Title: _______________________________

                          TERMS AND CONDITIONS OF SALE


All properties in this sale are subject to the terms and conditions outlined herein as well as additional terms, conditions and procedures that may be included in the Due Diligence Package (DDP), Bid Package and the Purchase and Sale Agreement. Any amendments to the terms and conditions will be made in writing. In the event of a conflict between this document and the Purchase and Sale Agreement, the provisions of the Purchase and Sale Agreement shall control.

BID DEADLINE. All bids must be received by LaSalle Partners, Limited, ("LASALLE") by October 8, 1998, 5:00 PM Central Standard Time (the "Bid Deadline"). Send all bids to:

                         LaSalle Partners Incorporated
                                 Amoco Building
                             200 E. Randolph Drive
                               Chicago, IL 60601
                         Attn: National Sealed Bid Sale

                                    -------

                             (800) LASALLE Ext. 10
                       Mon - Fri, 8:30 AM - 5:00 PM (CST)

BID PROCEDURES. A separate Bid Package is required to bid on each property. The Bid Package contains the sales documents to be executed, the sealed bid envelope for return of bid, and instructions on how to complete and return bids to LASALLE. A Bid Package will be included in each DDP.

In order for a bid to be conforming, it must contain (a) a certified or cashier's check ("Initial Escrow Deposit") made payable to LASALLE PARTNERS INCORPORATED (b) a fully executed Purchase and Sale Agreement or Sublease Agreement, with attached Exhibit A (Legal Description), Exhibit B (These Terms and Conditions of Sale), and (c) where applicable, the Investor/Broker Certificate, other Exhibits as appropriate, and certain documents required by state law. Seller reserves the right to reject any bid which is considered non-conforming.

No alteration to any of the sales documents is allowed. Any changes may cause the Seller to consider a bid non-conforming, in which case the bid may not be evaluated and the Initial Escrow Deposit returned. Required closing documents are incorporated in the Purchase and Sale Agreement by reference. All required documents must be executed in the form provided, without amendment or alteration by bidders.

Bidders wishing to bid on more than one property must submit a separate bid for each property. Each bid must contain the items referenced above as well as additional items that may be contained in the Bid Package.

CONFIDENTIALITY. All information contained in the DDP and Bid Package is confidential and is to be kept confidential by each person and entity receiving same. By ordering a DDP or Bid Package, bidders shall be deemed to consent to the contents of this paragraph. However, such party may disclose information obtained from the DDP and Bid Package, on a "need to know" basis, to the following persons and entities provided that they first agree to keep information confidential: (a) the employees, officers, and directors of such party or of such party's affiliates, (b) third-parties being utilized to perform investigations, analyze information, so as to advise bidders with respect to bidding upon the property: or (c) third-parties providing bidders with financing for purchase of the property. The foregoing provisions of this paragraph requiring confidentiality shall terminate as to a party only if and when such party itself consummates the closing of said property.

PRE-BID PROPERTY INSPECTIONS. Improved properties may be inspected on the viewing dates outlined in the Catalog and in the DDP. All viewings of improved properties must be conducted so as to not unreasonably interfere with the business of the tenants, occupants or customers of any of those properties.

NON-CONFORMING OR REJECTED BIDS. Non-conforming or rejected bids will be returned via certified mail approximately seven (7) days after the Bid Deadline along with the Initial Escrow Deposit.

INITIAL ESCROW DEPOSIT FOR FEE SIMPLE INTERESTS. All bids submitted must include an Initial Escrow Deposit of (a) $2,500 or 5% of the bid price, whichever is greater, for bid amounts of up to $200,000 or (b) $10,000 or 2.5% of the bid price, whichever is greater, for bid amounts in excess of $200,000. Initial Escrow Deposits must be in certified or cashier's funds, properly drawn on a U.S. banking institution, made payable to LASALLE PARTNERS INCORPORATED. Bidders should specify on the check the specific property address on which the bid is being made. No other method of payment is acceptable.

BID DEPOSITS FOR LEASEHOLD INTERESTS. All bids submitted to sublease must include an Escrow Deposit of $5,000 that, in the event the bid is accepted by FirstMerit, will be applied toward the first rent payment(s) due. Bid Deposits must be made payable to LASALLE PARTNERS INCORPORATED.

ADDITIONAL ESCROW DEPOSIT REQUIREMENTS. For Fee Simple properties, within three
(3) business days of notification of acceptance of the bid, the successful bidder must deposit sufficient additional funds ("Additional Escrow Deposit") which, when added to the Initial Escrow Deposit, shall equal ten percent (10%) of the successful bid price, but in no event less than the Initial Escrow Deposit. Such Additional Escrow Deposit shall be payable to LaSalle Partners Incorporated, and shall be paid in immediately available funds. The Initial Escrow Deposit and Additional Escrow Deposit are collectively referred to as the "Escrow Deposit".

EVALUATION AND AWARD OF BIDS. Seller will immediately review all bids received by the Bid Deadline. Bids rejected as non-conforming will be returned without further evaluation. After consideration of all bids, the Seller, in its sole and absolute discretion, will select a successful bidder if appropriate in accordance with these Terms & Conditions of Sale. Seller will attempt to accept, or reject, all bids within seven (7) days after the Bid Deadline.

In the event the bid prices of any property are clustered in a competitive range, the Seller has the option of soliciting a best and final offer ("BAFO") from the bidders whose bids fall within such range. Bidders will be notified of the Seller's intent to solicit a BAFO by phone, fax, or mail, in which case bidders will be given 48 hours to raise their bid. BAFOs will be incorporated by written amendment to the Purchase and Sale Agreement. Bidders may not lower BAFO bids below their original bid amount. If no BAFO is submitted, the original bid amount will remain in full force.

NON-REVOCATION OF BIDS. Sealed bids will be deemed in force as of the Bid Deadline and will remain in full force and effect for fifteen (15) business days after the Bid Deadline. Bids may not be revoked or withdrawn by the bidder during that time.

EFFECTIVE DATE OF AWARD OF BID. The "Effective Date" of the award of the bid shall be the date that the Seller executes the Purchase and Sale Agreement. Since time is of essence, successful bidders will be notified of the award via fax, if possible, with executed Purchase and Sale Agreement to be sent by overnight mail.

BACKUP OFFERS. The Seller is seeking backup offers on a limited number of properties which are currently "in escrow". These properties are identified in the Catalogue, DDP and/or Purchase and Sale Agreements.

SELLER RESERVATIONS. Seller reserves the right to decline any and all bids, postpone, extend or cancel any bid deadline, and, in its sole discretion, to add, withdraw or combine properties in the sale at any time without notice. The Seller further reserves the right, in its sole and absolute discretion and without notifying any other bidder, or giving any other bidder similar opportunity, or re-offering the subject property, to negotiate with any bidder the terms of the bid: to overlook minor inconsistencies or non-conformance in any bid: to extend deadlines for any property; and to accept a bid which Seller deems in its best interest, whether or not it is in the highest dollar amount. Seller may require verification of funds available to close on offers prior to acceptance of bids. The Terms and Conditions of Sale are subject to such modifications as may be required by the laws of the State in which the property is located.

CLOSING. After acceptance by the Seller (the "Effective Date"), the successful bidder and the Seller shall consummate and close the purchase within forty five
(45) days, or otherwise as set forth in the Purchase and Sale Agreement. Seller reserves the sole right to extend the Scheduled Closing Date by a period of up to sixty (60) days. In the event bidder fails to close on the Scheduled Closing Date for any reason except for Seller's failure to convey good title or otherwise perform, Seller may declare bidder in default, terminate the Purchase and Sale Agreement, retain the bidder's Escrow Deposit, and enter into a Purchase and Sale Agreement with another bidder or bona fide prospect or exercise any other remedies provided under the Purchase and Sale Agreement.

SUBLEASE EXECUTION. For those assets offered as leasehold interests, the successful bidder agrees to fully execute all Sublease Agreement documents that will be specific to each leasehold included in the Bid Package. Upon acceptance by FirstMerit, these Agreements shall be binding and FirstMerit will retain the Escrow Deposit and apply it toward future rent payments. Transfer of Title. The property will be conveyed with marketable title by a Limited Warranty Deed. Seller will provide a title free and clear except for certain permitted exceptions provided for under the Purchase and Sale Agreement. Title insurance coverage will be at bidder's sole expense. Real estate taxes will be brought current and prorated at closing. Prorations will apply as stated in the Purchase and Sale Agreement. All properties will be conveyed "AS IS. WHERE IS. WITH ALL FAULTS," regarding any conditions affecting the properties, with no representations or warranties whatsoever express or implied.

BROKER PARTICIPATION. (A) Fee Simple Sales. A real estate commission equal to two percent (2%) of the purchase price will be paid upon closing to any duly licensed broker or agent whose registered prospect pays for and closes on the purchase of a property included in the sale. (B) Sublease A fee equal to three percent (3%) of the total annual minimum rental paid by such subtenant during the term of the lease, excluding any renewals, will be paid upon possession to any duly licensed broker or agent whose registered prospect executed a Sublease Agreement and whose bid is subsequently accepted by FirstMerit.

ALL brokers representing prospects or subtenants must register in writing with LaSalle Partners Incorporated, Amoco Building, 200 East Randolph Drive, Chicago, Illinois 60601, Attention: National Sealed Bid Sale. Registration should be sent on company stationary, and must be sent by certified mail, return receipt requested, postmarked at least three (3) days prior to the Bid Deadline. Letters must bear the signature of the prospects acknowledging representation by their broker. No commissions will be paid on any property to brokers investing in the purchase of a property, and an affidavit may be required stating that the broker is acting solely as broker and not as purchaser. A broker will not be recognized for prospects who have previously contacted the Seller or its staff, LaSalle Partners Incorporated, or their representatives and affiliates. Brokers must also sign an Investor/Broker certificate which will be included in the Bid Package. The Investor/Broker Certificate must be submitted along with the Purchase and Sale Agreement prior to the Bid Deadline. No exceptions to the Broker Registration procedures will be allowed.

SALE LEASEBACK SALES. Select number of properties contained in the Sealed Bid Sale are being offered with sale leaseback provisions. These properties which are currently being occupied by the Seller will be leased by the Seller for a predetermined term and rental rate.

AMENDMENTS. The Seller reserves the absolute right in its sole discretion to amend these Terms and Conditions of Sale, the Purchase and Sale Agreement and any other required sale documents or closing documents.

DISCLAIMER THE SELLER, LASALLE PARTNERS INCORPORATED, AND THEIR EMPLOYEES, AGENTS, SUBSIDIARIES OR AFFILIATES, ACKNOWLEDGE THAT THE SELLER MAY NOT HAVE COMPLETE KNOWLEDGE OF THE PHYSICAL OR ECONOMIC CHARACTERISTICS OF THE PROPERTIES BEING SOLD HEREIN KNOWN AS "PROPERTY". ACCORDINGLY (EXCEPT AS OTHERWISE SPECIFICALLY STATED IN THE PURCHASE AND SALE AGREEMENT), SELLER, LASALLE PARTNERS INCORPORATED, AND THEIR EMPLOYEES, AGENTS, SUBSIDIARIES OR AFFILIATES, HEREBY DISCLAIM ANY WARRANTY, GUARANTY OR REPRESENTATION, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, OR CONCERNING (A) THE CONDITION OR STATE OF REPAIR OF THE PROPERTY, (B) THE EXTENT OF ANY RIGHT-OF-WAY, LEASE, POSSESSION,

LIEN, ENCUMBRANCE, EASEMENT, LICENSE, RESERVATION, OR CONDITION IN CONNECTION WITH THE PROPERTY. (C) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY APPLICABLE LAWS, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY, INCLUDING WITHOUT LIMITATION, COMPLIANCE WITH ANY LAND USE, AMERICANS WITH DISABILITIES ACT, WETLAND, OR ZONING LAW OR REGULATION, OR APPLICABLE ENVIRONMENTAL OR COASTAL LAWS, RULES, ORDINANCES AND REGULATIONS: (D) TITLE TO OR THE BOUNDARIES OF THE PROPERTY: AND (E) THE PHYSICAL CONDITION OF THE PROPERTY, INCLUDING WITHOUT LIMITATION THE STRUCTURAL, MECHANICAL AND ENGINEERING CHARACTERISTICS OF THE IMPROVEMENTS TO THE PROPERTY.

The sale of the Property shall be on an "AS IS, WHERE IS, WITH ALL FAULTS," basis, and Purchaser expressly agrees that the Seller, LaSalle Partners incorporated, or their employees, agents, subsidiaries or affiliates, make no warranty or representation, express or implied, or arising by operation of law, including, but not limited to, any warranty of condition, habitability, merchantability or fitness for a particular purpose, with respect to the Property. Purchaser is buying the Property based on its own investigations, and, by accepting title to all or part of the Property, acknowledges that it has conducted such investigation as it has deemed necessary or advisable and that Purchaser is not relying upon any representations of Seller or its agents whatsoever. The materials and information concerning the Property contained herein, together with, Post Card, Catalogue, Due Diligence Package (DDP) and Bid Package and any and all other information provided by the Seller, LaSalle Partners Incorporated, their counsel and /or their employees, agents, subsidiaries or affiliates, is based in part upon information and materials obtained from sources deemed reliable without independent verification. Bidders must not base their bids upon information disseminated either verbally or in the advertisements, Post Card, Catalogue, Due Diligence Package and Bid Package such as, but not limited to, environmental studies, repair estimates, or other studies, proforma and financial information that may be provided by the Seller or LaSalle Partners Incorporated, but shall rely solely on their own estimates and studies. No warranties or representations, express or implied, are made by either the Seller, LaSalle Partners Incorporated, and their employees and agents, as to the accuracy or completeness of any or all such information.